SUMMARY PROSPECTUS	March 29, 2026

Horizon Equity Premium Income Fund

Advisor Class: HADUX

Institutional Class: HIDDX

Investor Class: HNDDX

Before you invest, you may want to review the Prospectus for the Equity Premium Income Fund (as defined below), which contains more information about the Equity Premium Income Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026, are incorporated by reference into this Summary Prospectus. You can find the Equity Premium Income Fund’s Prospectus, SAI, reports to shareholders, and other information about the Equity Premium Income Fund online at www.horizonmutualfunds.com/epi-fund.html. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The investment objective of the Horizon Equity Premium Income Fund (the “Equity Premium Income Fund” or the “Fund”) is capital appreciation and current income.

Fees and Expenses of the Equity Premium Income Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Premium Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.24%	0.23%	0.23%
Expense Recoupment	0.01%	0.00%	0.00%
Remainder of Other Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses(2)	1.24%	0.98%	1.08%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)

Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Equity Premium Income Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses. The ratio of expenses to average net assets in the financial highlights also includes interest expense incurred during the 2025 fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Equity Premium Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Premium Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Premium Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$126	$391	$677	$1,490
Institutional Class	$100	$312	$542	$1,201
Investor Class	$217	$448	$697	$1,411

Portfolio Turnover. The Equity Premium Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Premium Income Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Equity Premium Income Fund’s portfolio turnover rate was 10% of the average value of the portfolio.

Principal Investment Strategies of the Equity Premium Income Fund

The Fund seeks to achieve its investment objective primarily by investing in the equity securities of dividend-paying U.S. large-capitalization companies and selling call options on broad-based securities indices (including, without limitation, the S&P 500). The Fund may invest in the equity securities of companies of any size capitalization, although it expects to primarily invest in large-capitalization companies (companies with a market capitalization of $10 billion or more at the time of investment).

The Equity Premium Income Fund’s investment adviser (“Horizon”) Horizon employs a flexible approach that combines active management with quantitative models to allocate the Fund’s portfolio with the goal of generating attractive potential returns for a given amount of risk. The Fund may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon, and may, depending on market conditions, focus its investments in particular sectors or areas of the economy.

Under normal circumstances, the Equity Premium Income Fund will invest at least 80% of the value of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and investments that produce premium income. For purposes of this policy, equity securities means common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), derivative instruments that provide exposure to or are otherwise related to such securities, and shares of other investment companies (including ETFs) that invest primarily in equity securities.

Dividend-Paying Securities. Horizon selects and weights securities using a process that emphasizes diversification across dividend-paying securities that Horizon believes offer the opportunity for attractive potential return. Dividend-paying securities include equity securities that have paid a dividend in the prior 12 calendar months, or that Horizon believes are reasonably likely to pay a dividend in the 12 calendar months following the Fund’s acquisition of the security. In selecting securities for the Fund’s portfolio, Horizon seeks to diversify across dividend-paying securities that exhibit characteristics such as high profitability and stable earnings, low price variability, low fundamental valuation measures, and positive price trends. These characteristics may be adjusted as economic, market, and financial conditions change.

Options. The Equity Premium Income Fund seeks to generate additional cash flow, and may reduce volatility, through the sale of call options on broad-based securities indices (including, without limitation, the S&P 500). The Equity Premium Income Fund expects that, under normal circumstances, it will sell call options on a portion of the value of the Fund’s portfolio. As a seller of call options, the Equity Premium Income Fund will receive a premium (cash) from the purchaser of the option, in exchange for which the purchaser of the call option has the right to participate in the underlying index’s gains above the predetermined strike price until the option expires. If the option is exercised, the Fund, as the seller of the call option, must pay the difference between the price of the index and the strike price of the option.

During periods where the U.S. equity market is relatively stable, falling, or slightly rising such that the option premiums received by the Fund exceed the appreciation of the index and the strike price, the strategy may outperform an otherwise similar strategy that does not generate additional income from options premiums. Alternatively, during periods of rising markets where gains in the underlying indices exceed the premiums received, the strategy would be expected to underperform an otherwise similar strategy with no option overlay. The Equity Premium Income Fund expects that the underlying portfolio of securities, together with the option overlay, should in the aggregate result in a portfolio with a modest defensive tilt as compared to the S&P 500, designed to outperform in flat to down markets, and expected to underperform in large positive markets.

In addition to the sale of call options discussed above, the Equity Premium Income Fund may also buy or write put and call options on individual securities (including ETFs) or securities indices for investment purposes, to hedge other investments, or to generate additional option premiums for the Fund. The Equity Premium Income Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Equity Premium Income Fund may involve a “collateralized” strategy more generally, where the Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities. The Equity Premium Income Fund may also write options on individual securities that it does not hold in its portfolio (i.e., “naked” options), which have the potential for unlimited loss.

The Equity Premium Income Fund’s option strategies may also involve options combinations, such as spreads, straddles and collars. In “spread” transactions, the Equity Premium Income Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different strike prices, expiration dates, or both. When the Equity Premium Income Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Equity Premium Income purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same strike price. A “collar” position combines a put option purchased by the Equity Premium Income (the right of the Equity Premium Income Fund to sell a specific security within a specified period) with a call option that is written by the Equity Premium Income Fund (the right of the counterparty to buy the same security) in a single instrument, and the Equity Premium Income Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Equity Premium Income Fund may engage.

The Equity Premium Income Fund will typically sell portfolio securities to seek to secure gains or limit potential losses when Horizon believes that other more favorable opportunities exist or when Horizon otherwise believes it is in the best interest of the Equity Premium Income Fund.

Principal Risks of the Equity Premium Income Fund

Many factors affect the Equity Premium Income Fund’s performance. The Equity Premium Income Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Equity Premium Income Fund invests. The Equity Premium Income Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Equity Premium Income Fund.

Management Risk. The ability of the Equity Premium Income Fund to meet its investment objective is directly related to the allocation of the Equity Premium Income Fund’s assets. Horizon may allocate the Equity Premium Income Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Equity Premium Income Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Equity Premium Income Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Dividend Yield Risk. While the Equity Premium Income Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends in the future, thus reducing income to the Equity Premium Income Fund. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or of markets generally.

Domestic Strategy Risk. Because the Equity Premium Income Fund will invest primarily in securities of U.S. issuers, the Equity Premium Income Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Focus Risk. To the extent that the Equity Premium Income Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Equity Premium Income Fund’s performance.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Fund’s shares and dividends may decline.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Equity Premium Income Fund to potentially significant losses. If the Equity Premium Income Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Equity Premium Income Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Equity Premium Income Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent the Equity Premium Income Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Equity Premium Income Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Derivatives Risk. The derivative instruments in which the Fund may invest may be more volatile than other instruments. and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin or collateral if the value of the derivative position changes in a manner adverse to the Fund. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Equity Premium Income Fund’s service providers or counterparties, issuers of securities held by the Equity Premium Income Fund, or other market participants may adversely affect the Equity Premium Income Fund and its shareholders, including by causing losses for the Equity Premium Income Fund or impairing its operations.

Quantitative Model Risk. The Equity Premium Income Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Equity Premium Income Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Equity Premium Income Fund’s portfolio. Any of these factors could cause the Equity Premium Income Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Equity Premium Income Fund by showing the Equity Premium Income Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Equity Premium Income Fund’s average annual returns compare with those of a broad measure of market performance. The Equity Premium Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Equity Premium Income Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 14.01% (for the quarter ended December 31, 2022). The worst performance was -25.37% (for the quarter ended March 31, 2020).

Equity Premium Income Fund
Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	18.89%	11.49%	9.25%
Return After Taxes on Distributions	18.72%	11.00%	8.48%
Return After Taxes on Distributions and Sale of Fund Shares	11.28%	9.01%	7.20%
Advisor Class
Return Before Taxes	18.69%	11.31%	8.50%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	15.07%
CBOE S&P 500 Buy-Write Index (reflects no deduction for fees, expenses or taxes)	8.91%	9.33%	7.29%

*

Investor Class shares commenced operations on December 28, 2016. Advisor Class shares commenced operations on June 20, 2017. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Income Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot directly invest in an index.

The CBOE S&P 500 Buy/Write Index is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 index call options.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Equity Premium Income Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsible for the day-to-day management of the Equity Premium Income Fund as Co-Portfolio Managers. Dr. Dickson has been a Co-Portfolio Manager of the Equity Premium Income Fund since 2018, Mr. Ladner and Mr. Hill have been Co-Portfolio Managers of the Equity Premium Income Fund since 2023.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Equity Premium Income Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this Prospectus, Institutional Class shares of the Equity Premium Income Fund are not being offered for sale.

Tax Information. The Equity Premium Income Fund’s distributions are taxed as ordinary, capital gains, or nontaxable return of capital distributions, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Equity Premium Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Equity Premium Income Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Equity Premium Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.